UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 9, 2008
CINTAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio		45262-5737

(Address of principal executive offices)		Zip Code
Registrant’s telephone number, including area code (513) 459-1200

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On January 9, 2008, Cintas Corporation (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Registrant, Cintas Corporation No. 2, a Nevada corporation and wholly-owned subsidiary of the Registrant (“Cintas No. 2”), the other guarantors (as set forth on Schedule A to Exhibit 5 to this Form 8-K) (the “Subsidiary Guarantors”) and KeyBanc Capital Markets Inc., as Representative of the several underwriters, relating to the issuance and sale of $50,000,000 aggregate principal amount of Cintas No. 2’s 6.125% Senior Notes due 2017 guaranteed (collectively, the “Guarantees”) by the Registrant and the Subsidiary Guarantors (together with the Registrant, the “Guarantors”).
     The notes to be issued pursuant to the Underwriting Agreement consist of an additional issuance of the 6.125% Senior Notes due 2017, $250,000,000 aggregate principal amount of which have been previously issued. The notes to be issued pursuant to the Underwriting Agreement will become part of the same series as the outstanding notes for all purposes under the Indenture (as defined below) and together are referred to in this Form 8-K as the “Notes.” The notes to be issued pursuant to the Underwriting Agreement will be issued under an Indenture, dated as of May 28, 2002 (the “Indenture”), by and among Cintas No. 2, the Registrant, the Subsidiary Guarantors, and U.S. Bank, National Association (as successor trustee to Wachovia Bank, National Association), as trustee (the “Trustee”). The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a registration statement on Form S-3 (File No. 333-136631) (as amended, the “Registration Statement”) previously filed with the Securities and Exchange Commission under the Act.
     The net proceeds received by Cintas No. 2, after deducting the underwriting discount and estimated offering expenses, will be approximately $50.2 million and will be used to repay a portion of Cintas No. 2’s outstanding commercial paper borrowings. As of January 8, 2008, the total amount of commercial paper outstanding approximated $215 million, with a weighted average interest rate of approximately 4.31% and maturities ranging from January 9, 2008 through February 8, 2008.
     The Notes bear interest from December 7, 2007 at a rate equal to 6.125% per year, payable semiannually on June 1 and December 1 of each year, commencing on June 1, 2008. Each interest payment will be made to the persons who are registered holders of the Notes on the immediately preceding May 15 and November 15, respectively.
     The Indenture, among other things, limits Cintas No. 2’s ability and the ability of the Registrant and its other subsidiaries, to incur certain liens; engage in sale-leaseback transactions; and in the case of Cintas No. 2, the Registrant and each Subsidiary Guarantor that is a Significant Subsidiary (as defined in the Indenture), merge or consolidate or sell all or substantially all of their assets.
     If Cintas No. 2 or the Registrant experiences a change of control and the Notes are rated below investment grade by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., Cintas No. 2 must offer to repurchase all of the Notes at a price equal to 101% of the principal amount plus accrued and unpaid interest to the repurchase date.
     The Notes may be declared immediately due and payable by the Trustee or the holders of 25% of the principal amount of the Notes of the affected series if an event of default (except for an event of default involving bankruptcy, insolvency or reorganization) occurs under the Indenture and has not been cured. An event of default for these purposes generally means (1) the failure to pay the principal on a Note on its due date, (2) the failure to pay interest on a Note within 30 days of its due date, (3)

either Cintas No. 2 or a Guarantor remains in breach of any other term of the Indenture for 60 days after its receipt of written notice of such breach or (4) any guarantee in respect of the Notes by the Registrant or a Subsidiary Guarantor that is Significant Subsidiary Guarantor ceases, for any reason, to be in full force and effect. Upon an event of default involving certain events of bankruptcy, insolvency or reorganization, the Notes shall become immediately due and payable without any action by the Trustee or the holders.
     Cintas No. 2 has the right to redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes and (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes that would be due after the redemption date discounted to the date of redemption, at the applicable Treasury rate plus a make whole spread equal to 35 basis points, plus accrued and unpaid interest to the redemption date, as applicable.
     KeyBank National Association, an affiliate of KeyBanc Capital Markets Inc., acted as the joint lead arranger of, and is the administrative agent and a lender under, the Registrant’s revolving credit facility. KeyBank National Association has received, and will continue to receive, customary fees for its services in such capacities.
     This description of the offering and terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement (attached as Exhibit 1), the Indenture (incorporated by reference as set forth below), the form of Officers’ Certificate establishing the terms of the Notes and the form of the Notes (each as incorporated by reference as set forth below).
Item 9.01 – Financial Statements and Exhibits.
1	Underwriting Agreement dated as of January 9, 2008 by and among the Registrant, Cintas No. 2, the Subsidiary Guarantors and KeyBanc Capital Markets Inc., as Representative of the several Underwriters

4.1	Indenture, dated as of May 28, 2002, among Cintas No. 2, the Registrant, the Subsidiary Guarantors and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee (incorporated by reference to Exhibit 4.1 to Cintas Corporation’s Annual Report on Form 10-K (Commission No. 000-11399) for the fiscal year ended May 31, 2002)

4.2	Form of Officers’ Certificate establishing the terms of the 6.125% Senior Notes due 2017 (Exhibit A to Exhibit 4.2 is filed as Exhibit 4.3) (incorporated by reference to the Current Report on Form 8-K dated December 4, 2007 filed by the Registrant)

4.3	Form of 6.125% Senior Notes due 2017 (incorporated by reference to the Current Report on Form 8-K dated December 4, 2007 filed by the Registrant)

5	Opinion of Keating Muething & Klekamp PLL

23	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINTAS CORPORATION
Date: January 10, 2008	By:	Michael L. Thompson
Michael L. Thompson
Vice President and Treasurer

EXHIBIT INDEX
1	Underwriting Agreement dated as of January 9, 2008 by and among the Registrant, Cintas No. 2, the Subsidiary Guarantors and KeyBanc Capital Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters

4.1	Indenture, dated as of May 28, 2002, among Cintas No. 2, the Registrant, the Subsidiary Guarantors and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee (incorporated by reference to Exhibit 4.1 to Cintas Corporation’s Annual Report on Form 10-K (Commission No. 000-11399) for the fiscal year ended May 31, 2002)

4.2	Form of Officers’ Certificate establishing the terms of the 6.125% Senior Notes due 2017 (Exhibit A to Exhibit 4.2 is filed as Exhibit 4.3) (incorporated by reference to the Current Report on Form 8-K dated December 4, 2007 filed by the Registrant)

4.3	Form of 6.125% Senior Notes due 2017 (incorporated by reference to the Current Report on Form 8-K dated December 4, 2007 filed by the Registrant)

5	Opinion of Keating Muething & Klekamp PLL

23	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5)